Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 22, 2013 (this “Amendment”) among Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), Campus Crest Communities, Inc., a Maryland corporation (the “Parent Guarantor”), the entities listed on the signature pages hereof as the subsidiary guarantors (together with any Additional Guarantors (as defined in the Credit Agreement (as hereinafter defined)) acceding thereto pursuant to Section 5.01(j) or 7.05 of the Credit Agreement, as amended hereby, the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), the Swing Line Bank (as defined in the Credit Agreement), CITIBANK, N.A. (“Citibank”), as the initial issuer of Letters of Credit (as defined in the Credit Agreement) (the “Initial Issuing Bank”), and CITIBANK, as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for the Lender Parties (as defined in the Credit Agreement).

R E C I T A L S:

WHEREAS, the Borrower, the Guarantors, the Initial Lenders, Citibank, the Initial Issuing Bank, and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of January 8, 2013 (the “Credit Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement, as amended hereby).

WHEREAS, Borrower and Guarantors propose to make the Investment described on Schedule 1 attached hereto (such Investment, the “Copper Beech Investment”).

WHEREAS, the parties wish to amend the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby covenant, agree, represent and warrant that the Credit Agreement is hereby amended as follows, effective as of the date hereof:

Section 1.                Amendments to Credit Agreement. Notwithstanding anything to the contrary in the Credit Agreement:

1.1             For so long as the Copper Beech Investment constitutes an Investment in a Joint Venture of a Loan Party under the Credit Agreement, then for purposes of the calculation of the negative covenants set forth in Section 5.02(f)(iv)(y) and Section 5.02(f)(iv)(z)(B), of the Credit Agreement, the Copper Beech Investment shall be excluded.

First Amendment to Second A&R Credit Agreement

1.2             In the event the Copper Beech Investment becomes an Investment in a Subsidiary that is not wholly-owned by a Loan Party, then such Investment shall be permitted under Section 5.02(f) of the Credit Agreement.

1.3             For purposes of the calculation of the financial covenant set forth in Section 5.04(a)(iii) of the Credit Agreement, the Copper Beech Investment shall be excluded.

1.4             For purposes of the calculation of the negative covenants set forth in Section 5.02(f)(iv)(y) and Section 5.02(f)(iv)(z)(C), Investments shall include the “Partnership Loan” (as such term is defined in Schedule 1 attached hereto).

1.5             Section 5.03(d)(i) of the Credit Agreement is hereby amended and restated as follows:

“As soon as available and in any event within 45 days after the end of each calendar quarter (or, with respect to the calendar quarter that corresponds to the end of each Fiscal Year, 90 days after the end of such calendar quarter)”.

Section 2.                Omnibus Amendment to Loan Documents.

2.1             Any references to the Credit Agreement in the Loan Documents shall hereinafter refer to the Credit Agreement as modified by this Amendment.

Section 3.                Covenants, Representations and Warranties of Loan Parties.

3.1             Each Loan Party hereby reaffirms all terms and covenants made in the Loan Documents as amended hereby and acknowledges that this Amendment is a Loan Document.

3.2             Each Loan Party hereby represents and warrants that this Amendment has been duly executed and delivered by each Loan Party and general partner, manager or managing member (if any) of each Loan Party. This Amendment is the legal, valid and binding obligation of each Loan Party and general partner, manager or managing member (if any) of each Loan Party, enforceable against such Loan Party, general partner, manager or managing member, as the case may be, in accordance with its terms.

3.3             Each Loan Party hereby represents and warrants that as of the date hereof, (x) the representations and warranties contained in each Loan Document are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date) and (y) to the best of its knowledge, no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by the Loan Parties of this Amendment.

First Amendment to Second A&R Credit Agreement

2

Section 4.                Effect Upon Loan Documents.

4.1             Each Loan Party hereby ratifies and confirms as of the date hereof that all of the terms, covenants, indemnifications and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect without change except as otherwise expressly and specifically modified by this Amendment.

4.2             The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Initial Lenders, the Administrative Agent, Citibank or the Initial Issuing Bank under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

4.3             Each Loan Party acknowledges that nothing contained herein shall be construed to relieve any Loan Party from its obligations under any Loan Document except as otherwise expressly and specifically modified by this Amendment.

Section 5.                Ratification of Guarantors. Each Guarantor hereby:

1.	ratifies, confirms and reaffirms all of the terms, conditions and obligations set forth in the Guaranty;

2.	consents to the terms and provisions of this Amendment;

3.	acknowledges and agrees that the execution and delivery of this Amendment and the terms and provisions contained therein shall not in any way affect, impair, reduce or terminate Guarantor’s liability or obligations under the Guaranty;

4.	acknowledges and agrees that the Guaranty is and shall remain in full force and effect notwithstanding the execution and delivery of this Amendment on the date hereof;

5.	represents and warrants that there has been no material adverse change in the financial condition of Guarantor since the Closing Date; and

6.	acknowledges and agrees that the Initial Lenders, the Administrative Agent, Citibank and the Initial Issuing Bank are specifically relying upon the reaffirmations, consents, acknowledgements, agreements, representations and warranties contained herein in agreeing to enter into this Amendment.

Section 6.               No Oral Modification. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

Section 7.                Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

First Amendment to Second A&R Credit Agreement

3

Section 8.                Counterparts. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

Section 9.                Invalidity. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

Section 10.              Governing Law. This Amendment shall be governed by and construed in accordance with Section 9.13 of the Credit Agreement as amended hereby.

Section 11.             No Novation. This Amendment does not, and shall not be construed to, constitute the creation of a new indebtedness or the satisfaction, discharge or extinguishment of the debt secured by the Loan Documents, nor does it in any way affect or impair the lien of the Loan Documents. No action undertaken pursuant to this Amendment shall constitute a waiver or a novation of Lender’s rights under the Loan Documents.

Section 12.             Costs. Borrower hereby acknowledges and agrees that it shall be responsible for the payment of any out-of-pocket costs, fees and expenses of Citibank incurred in connection with the preparation, negotiation, execution or delivery of this Amendment (including, without limitation, the reasonable fees and disbursements of counsel to Citibank).

[Signatures appear on following pages]

First Amendment to Second A&R Credit Agreement

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:	Campus Crest Communities GP, LLC,
Its General Partner

	By:	Campus Crest Communities, Inc.
Its Sole Member

		By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

PARENT GUARANTOR:

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

CAMPUS CREST AT STEPHENVILLE, LP

By:	Campus Crest GP II, LLC
Its General Partner

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST AT LUBBOCK, LP

By:	Campus Crest GP II, LLC
Its General Partner

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT WACO, LP

By:	Campus Crest GP II, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT WICHITA FALLS, LP

By:	Campus Crest GP II, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT SAN MARCOS, LP

By:	Campus Crest GP II, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST AT ABILENE, LP

By:	Campus Crest GP II, LLC
Its General Partner

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT CHENEY, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT JONESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT TROY, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST AT MURFREESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT WICHITA, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST STEPHENVILLE LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST WACO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST WICHITA FALLS LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST CHENEY LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST JONESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST TROY LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST MURFREESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST WICHITA LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT MOBILE PHASE II, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT MOBILE, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST AT AMES, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT FORT WAYNE, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT HUNTSVILLE I, LP

By:	Campus Crest at Huntsville I GP, LLC
Its General Partner

	By:	Campus Crest Properties, LLC
Its Manager

		By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

CAMPUS CREST AT AT MOSCOW, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAMPUS CREST AT VALDOSTA, LLC

By:	Campus Crest Properties, LLC
Its Manager

	By:	/s/ Donald L. Bobbitt, Jr.
Name: Donald L. Bobbitt, Jr.
Title: Manager

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

SWING LINE BANK:

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

INITIAL ISSUING BANK:

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

INITIAL LENDERS:

BARCLAYS BANK PLC

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CITIBANK, N.A.

By:	/s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

RAYMOND JAMES BANK, N.A.

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Joshua Freedman
Name: Joshua Freedman
Title: Authorized Signatory

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Kurt L. Mathison
Name: Kurt L. Mathison
Title: Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

BANK OF THE WEST,
a California banking corporation

By:	/s/ Lynn Foster
Name: Lynn Foster
Title: Vice President

By:	/s/ Chuck Weerasoorlya
Name: Chuck Weerasoorlya
Title: Senior Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

COMPASS BANK

By:	/s/ S. Kent Gorman
Name: S. Kent Gorman
Title: Senior Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

NATIONAL BANK OF ARIZONA,
a national banking association

By:
Name:
Title:

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

[Signatures continue on next page]

First Amendment to Second A&R Credit Agreement

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Charles Cook
Name: Charles Cook
Title: Senior Vice President

First Amendment to Second A&R Credit Agreement

Schedule I

COPPER BEECH INVESTMENT

The Borrower is pursuing the acquisition of a 48% interest in Copper Beech Townhome Communities (“Copper Beech” or “CBTC”). The Borrower will invest $264 million in CBTC, structured as a $232 million participating preferred with 5.6% preferred dividend to obtain the 48% interest and a $32 million 2-year loan (with an 8.5% coupon) (the “Partnership Loan”) secured by a pool of unencumbered properties which will allow the buyout of several minority owners’ stakes. The transaction will be structured with the option, but not the obligation, for the Borrower to purchase the remaining equity in CBTC within 3 years. CBTC will manage the day-to-day operations until the Borrower obtains a 75% ownership interest; however, major decisions will be subject to unanimous approval of the CBTC board, which will have equal Borrower and CBTC representation. The transaction will be leverage-neutral for the Borrower with $107 million of pre-payable secured debt repaid at closing, and over the next 3 years, the secured balance will continue to be reduced by amortization and pay-downs. Projected NTM NOI implies a nominal cap rate of ~6.7% for the acquisition. The transaction sources and uses are below:

TRANSACTION SOURCES & USES

($mm)	
Uses:	
Acquisition Price (Pre-Paydown)	$125.0
Partnership Loan	31.6
Debt Paydown	106.7
Total Acquisition Price	$263.3
Transaction Costs	25.6
Total Uses	**$288.9**
Sources:	
Common Equity (Gross)	$288.9
Total Sources	**$288.9**

CBTC CAPITAL STRUCTURE

	Before		Post-Transaction	
Net Debt [1]	$594.8	61.3%	$488.2	50.3%
Equity Value	375.9	38.7%	482.6	49.7%
CBTC Enterprise Value	$970.8	100.0%	$970.8	100.0%
Debt Paid Down			$106.7	
Secured Mortgage Debt			*106.7*	
Interest Coverage			2.3x	
Fixed Charge Coverage			1.8x

First Amendment to Second A&R Credit Agreement

Sched. I-1